Debt and Interest Expense	12 Months Ended
Dec. 31, 2018
Debt Instruments [Abstract]
Debt and Interest Expense
13. DEBT AND INTEREST EXPENSE

The following table presents WES and WGP’s outstanding debt:

	December 31, 2018			December 31, 2017
thousands	Principal	Carrying Value	Fair Value (1)	Principal	Carrying Value	Fair Value (1)
Short-term debt
WGP RCF	$28,000	$28,000	$28,000	$—	$—	$—

WGP long-term debt
WGP RCF	$—	$—	$—	$28,000	$28,000	$28,000
WES long-term debt
2.600% Senior Notes due 2018	—	—	—	350,000	349,684	350,631
5.375% Senior Notes due 2021	500,000	496,959	515,990	500,000	495,815	530,647
4.000% Senior Notes due 2022	670,000	669,078	662,109	670,000	668,849	684,043
3.950% Senior Notes due 2025	500,000	492,837	466,135	500,000	491,885	500,885
4.650% Senior Notes due 2026	500,000	495,710	483,994	500,000	495,245	520,144
4.500% Senior Notes due 2028	400,000	394,631	377,475	—	—	—
4.750% Senior Notes due 2028	400,000	395,841	384,370	—	—	—
5.450% Senior Notes due 2044	600,000	593,349	522,386	600,000	593,234	637,827
5.300% Senior Notes due 2048	700,000	686,648	605,327	—	—	—
5.500% Senior Notes due 2048	350,000	342,328	311,536	—	—	—
WES RCF	220,000	220,000	220,000	370,000	370,000	370,000
APCWH Note Payable	427,493	427,493	427,493	98,966	98,966	98,966
Total long-term debt	$5,267,493	$5,214,874	$4,976,815	$3,616,966	$3,591,678	$3,721,143

(1)	Fair value is measured using the market approach and Level 2 inputs.

13. DEBT AND INTEREST EXPENSE (CONTINUED)

Debt activity. The following table presents WES and WGP’s debt activity for the years ended December 31, 2018 and 2017:

thousands	Carrying Value
Balance at December 31, 2016	$3,119,461
WES RCF borrowings	370,000
APCWH Note Payable borrowings	98,813
Other	3,404
Balance at December 31, 2017	$3,591,678
WES RCF borrowings	540,000
APCWH Note Payable borrowings	321,780
Issuance of 4.500% Senior Notes due 2028	400,000
Issuance of 5.300% Senior Notes due 2048	700,000
Issuance of 4.750% Senior Notes due 2028	400,000
Issuance of 5.500% Senior Notes due 2048	350,000
Repayment of 2.600% Senior Notes due 2018	(350,000)
Repayments of WES RCF borrowings	(690,000)
Other	(20,584)
Balance at December 31, 2018	$5,242,874

WGP RCF. In February 2018, WGP voluntarily reduced the aggregate commitments of the lenders under the WGP RCF to $35.0 million. In December 2018, WGP amended the WGP RCF to extend the maturity date from March 2019 to the earlier of (i) June 14, 2019, or (ii) three business days following the consummation of the Merger (see Note 15). As of December 31, 2018, the outstanding borrowings under the WGP RCF were classified as short-term debt on the consolidated balance sheet.
Pursuant to a collateral agreement with the WGP RCF lenders, WGP’s obligations under the WGP RCF are secured by a first priority lien on all of WGP’s assets (not including the consolidated assets of WES), as well as all present and after acquired equity interests owned by WGP in WES GP and WES. Borrowings under the WGP RCF bear interest, at WGP’s option, at either (a) a base rate equal to the greatest of (i) the Prime Rate, (ii) the Federal Funds Effective Rate plus 0.50% and (iii) London Interbank Offered Rate (“LIBOR”) plus 1.00%, in each case plus applicable margins ranging from 1.00% to 1.75% based upon WGP’s consolidated leverage ratio or (b) LIBOR (with a floor of 0%), plus applicable margins ranging from 2.00% to 2.75% based upon WGP’s consolidated leverage ratio. The unused portion of the WGP RCF is subject to a quarterly commitment fee ranging from 0.30% to 0.50% per annum on the daily unused amount of the WGP RCF based upon WGP’s consolidated leverage ratio.
As of December 31, 2018, WGP had $28.0 million in outstanding borrowings and $7.0 million available for borrowing under the WGP RCF. As of December 31, 2018 and 2017, the interest rate on the outstanding WGP RCF borrowings was 4.53% and 3.57%, respectively. The commitment fee rate was 0.30% at December 31, 2018 and 2017. At December 31, 2018, WGP was in compliance with all covenants under the WGP RCF.

WES Senior Notes. In August 2018, the 4.750% Senior Notes due 2028 and 5.500% Senior Notes due 2048 were offered to the public at prices of 99.818% and 98.912%, respectively, of the face amount. Including the effects of the issuance and underwriting discounts, the effective interest rates of the senior notes are 4.885% and 5.652%, respectively. Interest is paid on each such series semi-annually on February 15 and August 15 of each year, beginning February 15, 2019. The net proceeds were used to repay the maturing 2.600% Senior Notes due August 2018, repay amounts outstanding under the WES RCF and for WES’s general partnership purposes, including to fund capital expenditures.
13. DEBT AND INTEREST EXPENSE (CONTINUED)

In March 2018, the 4.500% Senior Notes due 2028 and 5.300% Senior Notes due 2048 were offered to the public at prices of 99.435% and 99.169%, respectively, of the face amount. Including the effects of the issuance and underwriting discounts, the effective interest rates of the senior notes are 4.682% and 5.431%, respectively. Interest is paid on each such series semi-annually on March 1 and September 1 of each year, beginning September 1, 2018. The net proceeds were used to repay amounts outstanding under the WES RCF and for WES’s general partnership purposes, including to fund capital expenditures.
At December 31, 2018, WES was in compliance with all covenants under the indentures governing its outstanding notes.

WES RCF. In February 2018, WES entered into the five-year $1.5 billion WES RCF by amending and restating the $1.2 billion credit facility that was originally entered into in February 2014. The WES RCF is expandable to a maximum of $2.0 billion, matures in February 2023, with options to extend maturity by up to two additional one year increments, and bears interest at the London Interbank Offered Rate (“LIBOR”), plus applicable margins ranging from 1.00% to 1.50%, or an alternate base rate equal to the greatest of (a) the Prime Rate, (b) the Federal Funds Effective Rate plus 0.50%, or (c) LIBOR plus 1.00%, in each case plus applicable margins currently ranging from zero to 0.50%, based upon WES’s senior unsecured debt rating. WES is required to pay a quarterly facility fee ranging from 0.125% to 0.250% of the commitment amount (whether used or unused), also based upon its senior unsecured debt rating.
As of December 31, 2018, WES had $220.0 million in outstanding borrowings and $4.6 million in outstanding letters of credit, resulting in $1.3 billion available borrowing capacity under the WES RCF. As of December 31, 2018 and 2017, the interest rate on any outstanding WES RCF borrowings was 3.74% and 2.87%, respectively. The facility fee rate was 0.20% at December 31, 2018 and 2017. At December 31, 2018, WES was in compliance with all covenants under the WES RCF.
In December 2018, WES entered into an amendment to the WES RCF for (i) subject to the consummation of the Merger (see Note 15), an increase to the size of the WES RCF to $2.0 billion, while leaving the $0.5 billion accordion feature of the WES RCF unexercised, and (ii) effective on February 15, 2019, the exercise of one of WES’s one-year extension options to extend the maturity date of the WES RCF to February 2024.
All of WES’s notes and obligations under the WES RCF are recourse to WES GP. WES GP is indemnified by wholly owned subsidiaries of Anadarko against any claims made against WES GP for WES’s long-term debt and/or borrowings under the WES RCF.

WES 364-day Facility. In December 2018, WES entered into a $2.0 billion 364-day senior unsecured credit agreement (the “WES 364-day Facility”), the proceeds of which will be used to fund substantially all of the cash portion of the consideration under the Merger Agreement and the payment of related transaction costs (see Note 15). The WES 364-day Facility will mature on the day prior to the one-year anniversary of the completion of the Merger, and will bear interest at LIBOR, plus applicable margins ranging from 1.000% to 1.625%, or an alternate base rate equal to the greatest of (a) the Prime Rate, (b) the Federal Funds Effective Rate plus 0.50%, or (c) LIBOR plus 1.00%, in each case as defined in the WES 364-day Facility and plus applicable margins currently ranging from zero to 0.625%, based upon WES’s senior unsecured debt rating. WES is also required to pay a ticking fee of 0.175% on the commitment amount beginning 90 days after the effective date of the credit agreement through the date of funding under the WES 364-day Facility.
Funding of the WES 364-day Facility is conditioned upon the consummation of the Merger and net cash proceeds received from future asset sales and debt or equity offerings by WES must be used to repay amounts outstanding under the facility. See Note 15.

APCWH Note Payable. In June 2017, in connection with funding the construction of the APC water systems, which were acquired as part of the AMA acquisition, APCWH entered into an eight-year note payable agreement with Anadarko (the “APCWH Note Payable”). This note payable has a maximum borrowing limit of $500 million, and accrues interest, which is payable upon maturity, at the applicable mid-term federal rate based on a quarterly compounding basis as determined by the U.S. Secretary of the Treasury.
As of December 31, 2018, WES had $427.5 million in outstanding borrowings under the APCWH Note Payable. As of December 31, 2018 and 2017, the interest rate on outstanding borrowings was 3.04% and 2.09%, respectively. At December 31, 2018, WES was in compliance with all covenants under this agreement.
13. DEBT AND INTEREST EXPENSE (CONTINUED)

Interest-rate swaps. In December 2018, WES entered into interest-rate swap agreements to manage interest rate risk associated with anticipated 2019 debt issuances. Pursuant to these swap agreements, WES exchanged a floating interest rate indexed to the three-month LIBOR for a fixed interest rate. Depending on market conditions, liability management actions or other factors, WES may settle or amend certain or all of the currently outstanding interest-rate swaps. The following interest-rate swaps were outstanding as of December 31, 2018:

Notional Principal Amount	Reference Period	Mandatory Termination Date	Fixed Interest Rate
$250.0 million	December 2019 - 2024	December 2019	2.730%
$250.0 million	December 2019 - 2029	December 2019	2.856%
$250.0 million	December 2019 - 2049	December 2019	2.905%

WES does not apply hedge accounting and, therefore, gains and losses associated with the interest-rate swaps are recognized currently in earnings. For the year ended December 31, 2018, WES recognized a non-cash loss of $8.0 million, which is included in Other income (expense), net in the consolidated statements of operations.
Valuation of the interest-rate swaps is based on similar transactions observable in active markets and industry standard models that primarily rely on market-observable inputs. Inputs used to estimate fair value in industry standard models are categorized as Level 2 inputs, because substantially all assumptions and inputs are observable in active markets throughout the full term of the instruments. Inputs used to estimate the fair value include market price curves, contract terms and prices, and credit risk adjustments. The fair value of the interest-rate swaps as of December 31, 2018, was an $8.0 million liability, which is reported in Accrued liabilities on the consolidated balance sheets.

Credit risk considerations. Over-the-counter traded swaps expose WES to counterparty credit risk. WES monitors the creditworthiness of its counterparties, establishes credit limits according to WES’s credit policies and guidelines, and assesses the impact on the fair value of its counterparties’ creditworthiness. WES has the ability to require cash collateral or letters of credit to mitigate its credit risk exposure.
WES’s interest-rate swaps are subject to individually negotiated credit provisions that may require collateral of cash or letters of credit depending on the derivative’s portfolio valuation versus negotiated credit thresholds. These credit thresholds generally require full or partial collateralization of WES’s obligations depending on certain credit risk related provisions. Specifically, WES may be required to post collateral with respect to its interest-rate swaps if its credit ratings decline below current levels, the liability associated with the swaps increases substantially or certain credit event of default provisions occur. For example, based on the derivative positions as of December 31, 2018, if WES’s credit ratings from both Standard and Poor’s and Moody’s Investors Service were below the investment grade thresholds of BBB- and Baa3, respectively, WES would be required to post collateral of up to approximately $2.7 million. The aggregate fair value of interest-rate swaps with credit risk related contingent features for which a net liability position existed was $5.7 million at December 31, 2018.

13. DEBT AND INTEREST EXPENSE (CONTINUED)

Interest expense. The following table summarizes the amounts included in interest expense:

	Year Ended December 31,
thousands	2018	2017	2016
Third parties
Long-term and short-term debt	$(200,454)	$(143,400)	$(122,428)
Amortization of debt issuance costs and commitment fees	(9,110)	(7,970)	(7,509)
Capitalized interest	32,479	9,074	12,918
Total interest expense – third parties	(177,085)	(142,296)	(117,019)
Affiliates
Deferred purchase price obligation – Anadarko (1)	—	(71)	7,747
APCWH Note Payable	(6,746)	(153)	—
Total interest expense – affiliates	(6,746)	(224)	7,747
Interest expense	$(183,831)	$(142,520)	$(109,272)

(1)	See Note 3 for a discussion of the Deferred purchase price obligation - Anadarko.